Filed by: Evergreen Equity Trust

Subject Company: Evergreen Equity Trust

Investment Company Act File No.: 811-08413

Filed pursuant to Rule 425

SCHEDULE 14A INFORMATION

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Evergreen Equity Trust

200 Berkeley Street

Boston, Massachusetts 02116

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SEMI-ANNUAL REPORT FOR EVERGREEN AGGRESSIVE GROWTH FUND

MARCH 31, 2006

Evergreen Aggressive Growth Fund

Semi-Annual Report

March 31, 2006

table of contents
1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
6	ABOUT YOUR FUND’S EXPENSES
7	FINANCIAL HIGHLIGHTS
11	SCHEDULE OF INVESTMENTS
15	STATEMENT OF ASSETS AND LIABILITIES
16	STATEMENT OF OPERATIONS
17	STATEMENTS OF CHANGES IN NET ASSETS
18	NOTES TO FINANCIAL STATEMENTS
24	TRUSTEES AND OFFICERS

This semiannual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q will be available on the SEC’s Web site at http://www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund’s proxy voting policies and procedures, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC’s Web site at http://www.sec.gov. The fund’s proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

Mutual Funds:
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC.
Copyright 2006, Evergreen Investment Management Company, LLC.

Evergreen Investment Management Company, LLC is a subsidiary of Wachovia Corporation and is an affiliate of Wachovia Corporation’s other Broker Dealer subsidiaries.

Evergreen mutual funds are distributed by Evergreen Investment Services, Inc.
200 Berkeley Street, Boston, MA 02116

LETTER TO SHAREHOLDERS

May 2006

Dennis H. Ferro

President and Chief
Executive Officer

Dear Shareholder,

We are pleased to provide the semiannual report for the Evergreen Aggressive Growth Fund, which covers the six-month period ended March 31, 2006.

The past six months proved to be yet another challenging period for the equity markets. Uncertainty about the economy, monetary policy and energy prices led to concerns about corporate profits and inflation. Geopolitical tensions continued and the Gulf region suffered enormous damage from the hurricanes. Not surprisingly, each of these issues converged at various times to increase market volatility. Fortunately, as the investment period progressed, the economy proved resilient and earnings continued to exceed expectations. By focusing on the solid fundamentals supporting growth, rather than the periodic bouts of volatility, Evergreen’s equity teams were able to provide our clients in these uncertain times with the disciplined approach necessary for the management of their long-term portfolios.

The investment period began with expectations for a moderation in U.S. economic growth. After all, the rapid pace of growth experienced during the recovery had transitioned to the more normalized Gross Domestic Product (“GDP”) levels typically associated with economic expansion. Yet energy prices continued to soar amid rising levels for employment, housing and production. The post-Katrina federal spending plans exacerbated pricing concerns and long-term interest rates began to rise higher. Despite these events, the U.S. consumer kept spending and businesses were investing some of their record cash balances, enabling the economy to overcome some extremely challenging obstacles after the hurricane-related weakness.

Perhaps recognizing the strength in GDP and the attendant inflation fears, the Federal Reserve (“Fed”) maintained its “measured removal

LETTER TO SHAREHOLDERS continued

ofpolicy accommodation” and continued to raise its target for the federal funds rate throughout the period. Since rates had been low for such a lengthy period, Evergreen’s Investment Strategy Committee concluded that the central bank was simply attempting to remove stimulus, rather than restrict growth, for the U.S. economy. The Fed remained very transparent about the direction of monetary policy, and long-term market interest rates responded, once again, by moving lower at the end of 2005. The extent of the yield curve’s flattening had many on Wall Street debating its meaning. Given our forecast for more moderate levels of growth in consumption and investment supporting a sustainable expansion, we viewed the yield curve’s message as confidence in the Fed’s ability to prevent long-term inflation. In addition, higher oil prices would likely serve to dampen output and we believed the absence of significant wage pressures would enable the Fed to continue on its measured path for monetary policy.

The low long-term market yields improved the relative attractiveness of equities during the investment period. The solid growth in GDP translated into better-than-forecast profits, further supporting equities, and the market’s expectation of an end to Fed tightening enhanced this trend. Throughout it all, our equity analysts continued to search for companies with promising outlooks consistent with their investment styles. Positive earnings growth, solid balance sheets and strong cash flows attracted the most attention from our portfolio managers, while the improving trend for dividends enhanced total return in many of our equity portfolios.

As always, we continue to recommend a full diversified, long-term approach for equity investors.

Please visit our Web site, EvergreenInvestments.com, for more information about our funds and other investment products available to you. Thank you for your continued support of Evergreen Investments.

Sincerely,

/s/ Dennis H. Ferro

Dennis H. Ferro

President and Chief Executive Officer
Evergreen Investment Company, Inc.

LETTER TO SHAREHOLDERS continued

Notice to Shareholders:

The Board of Trustees of the Evergreen funds, at a meeting held on May 13, 2006, approved a proposal to reorganize Evergreen Aggressive Growth Fund (the “Fund”) into Evergreen Omega Fund (“Omega Fund”) and have submitted that proposal for the approval of the Fund’s shareholders. If the shareholders of the Fund approve the proposal, all of the assets of the Fund will be transferred to Omega Fund and shareholders of the Fund will receive shares of Omega Fund in exchange for their Fund shares. Shareholders of record of the Fund as of May 31, 2006 are entitled to vote on the proposal at a special meeting of the shareholders to be held on August 21, 2006. If approved, the reorganization is proposed to take place on or about August 28, 2006. Shareholders of the Fund will be mailed information detailing the proposal on or about June 30, 2006.

A preliminary prospectus/proxy statement relating to the reorganization has been filed with the SEC and is available free from the SEC’s Web site at www.sec.gov. Definitive materials are expected to be mailed to shareholders on or about June 30, 2006. Shareholders are urged to read the prospectus/proxy statement carefully. This document does not constitute an offer of any securities for sale.

Special Notice to Shareholders:

Please visit our Web site at EvergreenInvestments.com for a statement from President and Chief Executive Officer, Dennis Ferro, addressing NASD actions involving Evergreen Investment Services, Inc. (EIS), Evergreen’s mutual fund distributor or statements from Dennis Ferro and Chairman of the Board of the Evergreen funds, Michael S. Scofield, addressing SEC actions involving the Evergreen funds.

FUND AT A GLANCE

asof March 31, 2006

MANAGEMENT TEAM

Investment Advisor:

• Evergreen Investment Management Company, LLC

Portfolio Manager† :

• Maureen E. Cullinane, CFA

CURRENT INVESTMENT STYLE

Source: Morningstar, Inc.

Morningstar’s style box is based on a portfolio date as of 3/31/2006.

The Equity style box placement is based on 10 growth and valuation measures for each fund holding and the median size of the companies in which the fund invests.

PERFORMANCE AND RETURNS

Portfolio inception date: 4/15/1983
	Class A	Class B	Class C	Class I
Class inception date	4/15/1983	7/7/1995	8/3/1995	7/11/1995

Nasdaqsymbol	EAGAX	EAGBX	EAGCX	EAGYX

6-month return with sales charge	1.87%	2.70%	6.73%	N/A

6-month return w/o sales charge	8.07%	7.70%	7.73%	8.22%

Average annual return*

1-year with sales charge	9.50%	10.34%	14.32%	N/A

1-year w/o sales charge	16.19%	15.34%	15.32%	16.54%

5-year	3.82%	3.97%	4.30%	5.37%

10-year	6.54%	6.40%	6.40%	7.48%

Maximum sales charge	5.75%	5.00%	1.00%	N/A
	Front-end	CDSC	CDSC

* Adjusted for maximum applicable sales charge, unless noted.

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end for Classes A, B, C or I, please go to EvergreenInvestments.com/fundperformance. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The fund incurs a 12b-1 fee of 0.30% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee.

Returns reflect expense limits previously in effect, without which returns would have been lower.

† Effective June 30, 2006, Aziz Hamzaogullari will be the portfolio manager for this fund.

FUND AT A GLANCE continued

LONG-TERM GROWTH

Comparison of a $10,000 investment in the Evergreen Aggressive Growth Fund Class A shares versus a similar investment in the Russell 1000 Growth Index (Russell 1000 Growth) and the Consumer Price Index (CPI).

The Russell 1000 Growth is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Class I shares are only offered in the following manner: (1) to investment advisory clients of Evergreen Investment Management Company, LLC (or its advisory affiliates) when purchased by such advisor(s) on behalf of its clients, (2) through arrangements entered into on behalf of the Evergreen funds with certain financial services firms, (3) to certain institutional investors and (4) to persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994 or who owned shares of any SouthTrust fund in registered name as of March 18, 2005 or shares of Vestaur Securities Fund as of May 20, 2005.

Class I shares are only available to institutional shareholders with a minimum of $1 million investment, which may be waived in certain situations.

The fund’s investment objective may be changed without a vote of the fund’s shareholders.

The stocks of smaller companies may be more volatile than those of larger companies due to the higher risk of failure.

All data is as of March 31, 2006, and subject to change.

ABOUT YOUR FUND’S EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

Example

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2005 to March 31, 2006.

The example illustrates your fund’s costs in two ways:

• Actual expenses

The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

• Hypothetical example for comparison purposes

The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending
	Account	Account	Expenses
	Value	Value	Paid During
	10/1/2005	3/31/2006	Period*

Actual
Class A	$ 1,000.00	$ 1,080.68	$7.37
Class B	$ 1,000.00	$ 1,077.60	$10.98
Class C	$ 1,000.00	$ 1,077.26	$10.98
Class I	$ 1,000.00	$ 1,082.24	$5.81
Hypothetical
(5% return
before expenses)
Class A	$ 1,000.00	$ 1,017.85	$7.14
Class B	$ 1,000.00	$ 1,014.36	$10.65
Class C	$ 1,000.00	$ 1,014.36	$10.65
Class I	$ 1,000.00	$ 1,019.35	$5.64

* For each class of the Fund, expenses are equal to the annualized expense ratio of each class (1.42% for Class A, 2.12% for Class B, 2.12% for Class C and 1.12% for Class I), multiplied by the average account value over the period, multiplied by 182 / 365 days.

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months
	Ended	Year Ended September 30,
	March 31, 2006
CLASS A	(unaudited)	2005	2004	2003	2002	2001

Net asset value, beginning of period	$ 17.60	$ 15.74	$ 14.40	$ 11.27	$ 13.21	$ 38.14

Income from investment operations

Net investment income (loss)	(0.07)[1]	(0.09)[1]	(0.17)[1]	(0.14)[1]	(0.13)[1]	(0.11)[1]
Net realized and unrealized gains or losses on investments	1.49	1.95	1.51	3.27	(1.81)	(14.49)

Total from investment operations	1.42	1.86	1.34	3.13	(1.94)	(14.60)

Distributions to shareholders from
Net realized gains	0	0	0	0	0	(10.33)

Net asset value, end of period	$ 19.02	$ 17.60	$ 15.74	$ 14.40	$ 11.27	$ 13.21

Total return[2]	8.07%	11.82%	9.31%	27.77%	(14.69%)	(47.31%)

Ratios and supplemental data
Net assets, end of period (thousands)	$149,872	$153,111	$172,791	$120,314	$108,274	$133,001
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.42%[3]	1.41%	1.48%	1.53%	1.42%	1.26%
Expenses excluding waivers/reimbursements and expense reductions	1.42%[3]	1.42%	1.48%	1.53%	1.42%	1.26%
Net investment income (loss)	(0.81%)[3]	(0.57%)	(1.04%)	(1.12%)	(0.98%)	(0.58%)
Portfolio turnover rate	46%	136%	185%	229%	203%	224%

1 Net investment income (loss) per share is based on average shares outstanding during the period.

2 Excluding applicable sales charges

3 Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months
	Ended	Year Ended September 30,
	March 31, 2006
CLASS B	(unaudited)	2005	2004	2003	2002	2001

Net asset value, beginning of period	$ 15.85	$ 14.28	$ 13.16	$ 10.37	$ 12.25	$ 36.50

Income from investment operations
Net investment income (loss)	(0.12)[1]	(0.19)[1]	(0.25)[1]	(0.21)[1]	(0.22)[1]	(0.23)[1]
Net realized and unrealized gains or losses on investments	1.35	1.76	1.37	3.00	(1.66)	(13.69)

Total from investment operations	1.23	1.57	1.12	2.79	(1.88)	(13.92)

Distributions to shareholders from
Net realized gains	0	0	0	0	0	(10.33)

Net asset value, end of period	$ 17.08	$ 15.85	$ 14.28	$ 13.16	$ 10.37	$ 12.25

Total return[2]	7.70%	10.99%	8.51%	26.90%	(15.35%)	(47.68%)

Ratios and supplemental data
Net assets, end of period (thousands)	$29,675	$31,930	$41,219	$44,601	$44,162	$67,083
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	2.12%[3]	2.11%	2.18%	2.25%	2.17%	2.01%
Expenses excluding waivers/reimbursements and expense reductions	2.12%[3]	2.12%	2.18%	2.25%	2.17%	2.01%
Net investment income (loss)	(1.51%)[3]	(1.24%)	(1.75%)	(1.84%)	(1.73%)	(1.33%)
Portfolio turnover rate	46%	136%	185%	229%	203%	224%

1 Net investment income (loss) per share is based on average shares outstanding during the period.

2 Excluding applicable sales charges

3 Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months
	Ended	Year Ended September 30,
March 31, 2006
CLASS C	(unaudited)	2005	2004	2003	2002	2001

Net asset value, beginning of period	$15.79	$14.23	$13.11	$10.33	$12.20	$36.42

Income from investment operations
Net investment income (loss)	(0.12)[1]	(0.18)[1]	(0.25)[1]	(0.21)[1]	(0.22)[1]	(0.22)[1]
Net realized and unrealized gains or losses on investments	1.34	1.74	1.37	2.99	(1.65)	(13.67)

Total from investment operations	1.22	1.56	1.12	2.78	(1.87)	(13.89)

Distributions to shareholders from
Net realized gains	0	0	0	0	0	(10.33)

Net asset value, end of period	$17.01	$15.79	$14.23	$13.11	$10.33	$12.20

Total return[2]	7.73%	10.96%	8.54%	26.91%	(15.33%)	(47.72%)

Ratios and supplemental data
Net assets, end of period (thousands)	$5,406	$5,791	$8,361	$6,966	$6,034	$8,657
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	2.12%[3]	2.10%	2.18%	2.26%	2.17%	2.02%
Expenses excluding waivers/reimbursements and expense reductions	2.12%[3]	2.11%	2.18%	2.26%	2.17%	2.02%
Net investment income (loss)	(1.51%)[3]	(1.23%)	(1.74%)	(1.84%)	(1.73%)	(1.32%)
Portfolio turnover rate	46%	136%	185%	229%	203%	224%

1 Net investment income (loss) per share is based on average shares outstanding during the period.

2 Excluding applicable sales charges

3 Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months
	Ended	Year Ended September 30,
	March 31, 2006
CLASS I1	(unaudited)	2005	2004	2003	2002	2001

Net asset value, beginning of period	$ 18.36	$ 16.37	$ 14.94	$ 11.65	$ 13.62	$ 38.86

Income from investment operations
Net investment income (loss)	(0.05)[2]	(0.05)[2]	(0.12)[2]	(0.10)[2]	(0.10)[2]	(0.06)[2]
Net realized and unrealized gains or losses on investments	1.56	2.04	1.55	3.39	(1.87)	(14.85)

Total from investment operations	1.51	1.99	1.43	3.29	(1.97)	(14.91)

Distributions to shareholders from
Net realized gains	0	0	0	0	0	(10.33)

Net asset value, end of period	$ 19.87	$ 18.36	$ 16.37	$ 14.94	$ 11.65	$ 13.62

Total return	8.22%	12.16%	9.57%	28.24%	(14.46%)	(47.20%)

Ratios and supplemental data
Net assets, end of period (thousands)	$10,183	$10,253	$11,170	$12,242	$13,711	$18,571
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.12%[3]	1.11%	1.18%	1.26%	1.17%	1.00%
Expenses excluding waivers/reimbursements and expense reductions	1.12%[3]	1.12%	1.18%	1.26%	1.17%	1.00%
Net investment income (loss)	(0.51%)[3]	(0.27%)	(0.74%)	(0.83%)	(0.73%)	(0.33%)
Portfolio turnover rate	46%	136%	185%	229%	203%	224%

1 Effective at the close of business on May 11, 2001, Class Y shares were renamed as Institutional shares (Class I).

2 Net investment income (loss) per share is based on average shares outstanding during the period.

3 Annualized

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

March 31, 2006 (unaudited)

	Shares	Value

COMMON STOCKS 98.9%
CONSUMER DISCRETIONARY 16.3%
Hotels, Restaurants & Leisure 4.3%
Starbucks Corp. *	36,000	$1,355,040
Starwood Hotels & Resorts Worldwide, Inc., Class B	40,000	2,709,200
Station Casinos, Inc.	49,000	3,889,130
Tim Hortons, Inc. p
	15,500	411,525

		8,364,895

Internet & Catalog Retail 1.9%
Amazon.com, Inc. * p	25,000	912,750
eBay, Inc. *	69,600	2,718,576

		3,631,326

Media 1.9%
Lamar Advertising Co., Class A *	50,000	2,631,000
News Corp., Class A	60,000	996,600

		3,627,600

Specialty Retail 5.5%
Best Buy Co., Inc.	80,000	4,474,400
Borders Group, Inc.	56,000	1,413,440
Chico’s FAS, Inc. *	119,896	4,872,573

		10,760,413

Textiles, Apparel & Luxury Goods 2.7%
Coach, Inc. *	96,000	3,319,680
Wolverine World Wide, Inc.	92,000	2,035,960

		5,355,640

ENERGY 11.0%
Energy Equipment & Services 6.5%
Cooper Cameron Corp. *	51,000	2,248,080
Diamond Offshore Drilling, Inc. p	35,000	3,132,500
ENSCO International, Inc.	23,000	1,183,350
Grant Prideco, Inc. *	21,000	899,640
Helix Energy Solutions, Inc. * p	60,000	2,274,000
Weatherford International, Ltd. *	66,000	3,019,500

		12,757,070

Oil, Gas & Consumable Fuels 4.5%
Apache Corp.	28,000	1,834,280
Foundation Coal Holdings, Inc.	56,000	2,303,840
Tesoro Corp.	18,000	1,230,120
Ultra Petroleum Corp. *	21,000	1,308,510
XTO Energy, Inc.	45,900	1,999,863

		8,676,613

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

March 31, 2006 (unaudited)

	Shares	Value

COMMON STOCKS continued
FINANCIALS 2.4%
Capital Markets 2.1%
Goldman Sachs Group, Inc.	13,500	$2,118,960
Legg Mason, Inc.	15,000	1,879,950

		3,998,910

Thrifts & Mortgage Finance 0.3%
Countrywide Financial Corp.	17,000	623,900

HEALTH CARE 24.2%
Biotechnology 4.0%
Amgen, Inc. *	26,000	1,891,500
BiogenIdec, Inc. *	72,500	3,414,750
PDL BioPharma, Inc. * -	80,000	2,624,000

		7,930,250

Health Care Equipment & Supplies 4.4%
Alcon, Inc.	30,000	3,127,800
Medtronic, Inc.	53,900	2,735,425
St. Jude Medical, Inc. *	65,000	2,665,000

		8,528,225

Health Care Providers & Services 10.0%
Aetna, Inc.	56,800	2,791,152
Cardinal Health, Inc.	55,000	4,098,600
Caremark Rx, Inc. *	66,500	3,270,470
DaVita, Inc. *	58,000	3,492,180
Healthways, Inc. -	52,500	2,674,350
WellPoint, Inc. *	42,000	3,252,060

		19,578,812

Pharmaceuticals 5.8%
Eli Lilly & Co.	35,000	1,935,500
Endo Pharmaceuticals Holdings, Inc. *	156,000	5,118,360
Kos Pharmaceuticals, Inc. *	30,000	1,433,100
TevaPharmaceutical Industries, Ltd., ADR p	68,000	2,800,240

		11,287,200

INDUSTRIALS 7.1%
Commercial Services & Supplies 0.9%
Cintas Corp.	41,000	1,747,420

Electrical Equipment 3.4%
Cooper Industries, Inc., Class A	46,200	4,014,780
Roper Industries, Inc.	52,000	2,528,760

		6,543,540

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

March 31, 2006 (unaudited)

	Shares	Value

COMMON STOCKS continued
INDUSTRIALS continued
Machinery 2.8%
Deere & Co.	14,500	$1,146,225
JLG Industries, Inc.	64,000	1,970,560
Pall Corp.	76,800	2,395,392

		5,512,177

INFORMATION TECHNOLOGY 29.0%
Communications Equipment 9.5%
Cisco Systems, Inc. *	290,000	6,284,300
F5 Networks, Inc. *	41,000	2,972,090
Motorola, Inc.	125,000	2,863,750
QUALCOMM, Inc.	128,000	6,478,080

		18,598,220

Computers & Peripherals 1.5%
Apple Computer, Inc. *	30,500	1,912,960
EMC Corp. *	75,000	1,022,250

		2,935,210

Internet Software & Services 3.8%
Google, Inc., Class A *	12,500	4,875,000
OpenwaveSystems, Inc. * p	116,000	2,503,280

		7,378,280

IT Services 1.5%
Cognizant Technology Solutions Corp., Class A *	48,500	2,885,265

Semiconductors & Semiconductor Equipment 7.1%
ATI Technologies, Inc.	75,000	1,298,770
Fairchild Semiconductor International, Inc., Class A *	107,000	2,040,490
KLA-Tencor Corp.	41,000	1,982,760
Marvell Technology Group, Ltd. *	16,000	865,600
MEMC Electronic Materials, Inc. *	53,400	1,971,528
Microchip Technology, Inc.	45,000	1,633,500
Micron Technology, Inc. *	171,200	2,520,064
Xilinx, Inc.	64,000	1,629,440

		13,942,152

Software 5.6%
Activision, Inc. *	118,666	1,636,404
Cadence Design Systems, Inc. *	194,000	3,587,060
Citrix Systems, Inc. *	41,000	1,553,900
Microsoft Corp.	151,100	4,111,431

		10,888,795

MATERIALS 6.2%
Chemicals 1.5%
Sigma-Aldrich Corp. p	46,000	3,026,340

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

March 31, 2006 (unaudited)

	Shares	Value

COMMON STOCKS continued
MATERIALS continued
Construction Materials 3.0%
Martin Marietta Materials, Inc.	55,000	$5,886,650

Metals & Mining 1.7%
BarrickGold Corp.	12,000	326,880
BHP Billiton, Ltd. p	46,000	1,833,100
Desert Sun Mining Corp.	20,000	110,400
Gold Fields, Ltd., ADR p	14,000	307,720
Meridian Gold, Inc. * p	6,000	177,900
Newmont Mining Corp.	5,000	259,450
RandgoldResources, Ltd., ADR	13,000	236,210

		3,251,660

TELECOMMUNICATION SERVICES 2.7%
Wireless Telecommunication Services 2.7%
NII Holdings, Inc., Class B * p	90,000	5,307,300

Total Common Stocks (cost $156,552,337)		193,023,863

SHORT-TERM INVESTMENTS 14.1%
MUTUAL FUND SHARES 14.1%
Evergreen Institutional U.S. Government Money Market Fund ø	6,726,458	6,726,458
Navigator Prime Portfolio pp	20,767,867	20,767,867

Total Short-Term Investments (cost $27,494,325)		27,494,325

Total Investments (cost $184,046,662) 113.0%		220,518,188
Other Assets and Liabilities (13.0%)		(25,382,696)

Net Assets 100.0%		$195,135,492

*	Non-income producing security
p	All or a portion of this security is on loan.
ø	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.
pp	Represents investment of cash collateral received from securities on loan.

Summary of Abbreviations
ADR	American Depository Receipt

The following table shows the percent of total long-term investments by sector as of March 31, 2006:

Information Technology	29.3%
Health Care	24.5%
Consumer Discretionary	16.4%
Energy	11.1%
Industrials	7.2%
Materials	6.3%
Telecommunication Services	2.7%
Financials	2.5%

100.0%

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2006 (unaudited)

Assets
Investments in securities, at value (cost $177,320,204) including $20,320,951 of
securities loaned	$213,791,730
Investments in affiliated money market fund, at value (cost $6,726,458)	6,726,458

Total investments	220,518,188
Receivable for securities sold	2,817,237
Receivable for Fund shares sold	47,619
Dividends receivable	82,221
Receivable for securities lending income	956
Prepaid expenses and other assets	36,897

Total assets	223,503,118

Liabilities
Payable for securities purchased	7,134,556
Payable for Fund shares redeemed	390,960
Payable for securities on loan	20,767,867
Advisory fee payable	8,359
Distribution Plan expenses payable	6,594
Due to other related parties	2,560
Accrued expenses and other liabilities	56,730

Total liabilities	28,367,626

Net assets	$195,135,492

Net assets represented by
Paid-in capital	$238,634,879
Undistributed net investment loss	(925,602)
Accumulated net realized losses on investments	(79,045,311)
Net unrealized gains on investments	36,471,526

Total net assets	$195,135,492

Net assets consists of
Class A	$149,871,733
Class B	29,675,112
Class C	5,405,835
Class I	10,182,812

Total net assets	$195,135,492

Shares outstanding (unlimited number of shares authorized)
Class A	7,878,686
Class B	1,737,831
Class C	317,790
Class I	512,385

Net asset value per share
Class A	$19.02
Class A — Offering price (based on sales charge of 5.75%)	$20.18
Class B	$17.08
Class C	$17.01
Class I	$19.87

See Notes to Financial Statements

STATEMENT OF OPERATIONS

Six Months Ended March 31, 2006 (unaudited)

Investment income
Dividends (net of foreign withholding taxes of $2,102)	$458,330
Income from affiliate	121,977
Securities lending	14,354

Total investment income	594,661

Expenses
Advisory fee	510,586
Distribution Plan expenses
Class A	224,952
Class B	153,151
Class C	28,185
Administrative services fee	97,577
Transfer agent fees	375,537
Trustees’ fees and expenses	2,666
Printing and postage expenses	26,006
Custodian and accounting fees	27,242
Registration and filing fees	41,574
Professional fees	10,787
Other	4,689

Total expenses	1,502,952
Less: Expense reductions	(1,668)

Net expenses	1,501,284

Net investment loss	(906,623)

Net realized and unrealized gains or losses on investments
Net realized gains on investments	15,635,446
Net change in unrealized gains or losses on investments	478,350

Net realized and unrealized gains or losses on investments	16,113,796

Net increase in net assets resulting from operations	$15,207,173

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	March 31, 2006		Year Ended
	(unaudited)		September 30, 2005

Operations
Net investment loss		$(906,623)		$(1,489,117)
Net realized gains on investments		15,635,446		19,280,823
Net change in unrealized gains or losses
on investments		478,350		6,021,970

Net increase in net assets resulting from
operations		15,207,173		23,813,676

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class A	112,758	2,051,086	301,726	4,972,494
Class B	45,178	736,078	136,335	2,027,555
Class C	26,555	435,881	39,472	591,561
Class I	11,402	217,865	53,248	908,339

		3,440,910		8,499,949

Automatic conversion of Class B shares
to Class A shares
Class A	52,829	961,841	151,036	2,495,211
Class B	(58,759)	(961,841)	(167,022)	(2,495,211)

		0		0

Payment for shares redeemed
Class A	(986,722)	(17,967,316)	(2,733,463)	(45,244,368)
Class B	(262,667)	(4,292,604)	(842,434)	(12,580,638)
Class C	(75,422)	(1,238,915)	(260,600)	(3,896,503)
Class I	(57,510)	(1,098,668)	(177,303)	(3,049,085)

		(24,597,503)		(64,770,594)

Net decrease in net assets resulting from
capital share transactions		(21,156,593)		(56,270,645)

Total decrease in net assets		(5,949,420)		(32,456,969)
Net assets
Beginning of period		201,084,912		233,541,881

End of period		$195,135,492		$201,084,912

Undistributed net investment loss		$(925,602)		$(18,979)

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS (unaudited)

1. ORGANIZATION

Evergreen Aggressive Growth Fund (the “Fund”) is a diversified series of Evergreen Equity Trust (the “Trust”), a Delaware statutory trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund offers Class A, Class B, Class C and Institutional (“Class I”) shares. Class A shares are sold with a front-end sales charge. However, Class A share investments of $1 million or more are not subject to a front-end sales charge but will be subject to a contingent deferred sales charge of 1.00% upon redemption within one year. Class B shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class C shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption within one year. Class I shares are sold without a front-end sales charge or contingent deferred sales charge. Each class of shares, except Class I shares, pays an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current market value are valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

b. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

c. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Dividend income is recorded on the ex-dividend date. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

d. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

e. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

f. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly-owned subsidiary of Wachovia Corporation (“Wachovia”), is the investment advisor to the Fund and is paid an annual fee starting at 0.52% and declining to 0.50% as average daily net assets increase.

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds), starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds) increase.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund. For the six months ended March 31, 2006, the transfer agent fees were equivalent to an annual rate of 0.38% of the Fund’s average daily net assets.

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wachovia. During the six months ended March 31, 2006, the Fund paid brokerage commissions of $18,833 to Wachovia Securities, LLC.

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

4. DISTRIBUTION PLANS

EIS also serves as distributor of the Fund’s shares. The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, distribution fees are paid at an annual rate of 0.30% of the average daily net assets for Class A shares and 1.00% of the average daily net assets for each of Class B and Class C shares.

For the six months ended March 31, 2006, EIS received $4,121 from the sale of Class A shares and $34,639 and $256 in contingent deferred sales charges from redemptions of Class B and Class C shares, respectively.

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $87,784,137 and $108,459,000, respectively, for the six months ended March 31, 2006.

During the six months ended March 31, 2006, the Fund loaned securities to certain brokers. At March 31, 2006, the value of securities on loan and the value of collateral amounted to $20,320,951 and $20,767,867, respectively.

On March 31, 2006 the aggregate cost of securities for federal income tax purposes was $184,166,643. The gross unrealized appreciation and depreciation on securities based on tax cost was $37,626,228 and $1,274,683, respectively, with a net unrealized appreciation of $36,351,545.

As of September 30, 2005, the Fund had $94,470,529 in capital loss carryovers for federal income tax purposes with $951,281 expiring in 2009, $76,159,717 expiring in 2010 and $17,359,531 expiring in 2011. These losses are subject to certain limitations prescribed by the Internal Revenue Code.

6. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from, or lend money to, other participating funds. During the six months ended March 31, 2006, the Fund did not participate in the interfund lending program.

7. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced.

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

8. DEFERRED TRUSTEES’ FEES

Each Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

9. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $150 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% of the unused balance, which is allocated pro rata. During the six months ended March 31, 2006, the Fund had no borrowings under this agreement.

10. CONCENTRATION OF RISK

The Fund may invest a substantial portion of its assets in an industry or sector and, therefore, may be more affected by changes in that industry or sector than would be a comparable mutual fund that is not heavily weighted in any industry or sector.

11. REGULATORY MATTERS AND LEGAL PROCEEDINGS

Since September 2003, governmental and self-regulatory authorities have instituted numerous ongoing investigations of various practices in the mutual fund industry, including investigations relating to revenue sharing, market-timing, late trading and record retention, among other things. The investigations cover investment advisors, distributors and transfer agents to mutual funds, as well as other firms. EIMC, EIS and ESC (collectively, “Evergreen”) have received subpoenas and other requests for documents and testimony relating to these investigations, are endeavoring to comply with those requests, and are cooperating with the investigations. Evergreen is continuing its own internal review of policies, practices, procedures and personnel, and is taking remedial action where appropriate.

In connection with one of these investigations, on July 28, 2004, the staff of the Securities and Exchange Commission (“SEC”) informed Evergreen that the staff intends to recommend to the SEC that it institute an enforcement action against Evergreen. The SEC staff’s proposed allegations relate to (i) an arrangement pursuant to which a broker at one of EIMC’s affiliated broker-dealers had been authorized, apparently by an EIMC officer (who is no longer with EIMC), to engage in short-term trading, on behalf of a client, in Evergreen Mid Cap Growth

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

Fund (formerly Evergreen Emerging Growth Fund and prior to that, known as Evergreen Small Company Growth Fund) during the period from December 2000 through April 2003, in excess of the limitations set forth in the fund’s prospectus, (ii) short-term trading from September 2001 through January 2003, by a former Evergreen portfolio manager of Evergreen Precious Metals Fund, a fund he managed at the time, (iii) the sufficiency of systems for monitoring exchanges and enforcing exchange limitations as stated in the funds’ prospectuses, and (iv) the adequacy of e-mail retention practices. In connection with the activity in Evergreen Mid Cap Growth Fund, EIMC reimbursed the fund $378,905, plus an additional $25,242, representing what EIMC calculated at that time to be the client’s net gain and the fees earned by EIMC and the expenses incurred by this fund on the client’s account. In connection with the activity in Evergreen Precious Metals Fund, EIMC reimbursed the fund $70,878, plus an additional $3,075, representing what EIMC calculated at that time to be the portfolio manager’s net gain and the fees earned by EIMC and expenses incurred by the fund on the portfolio manager’s account. Evergreen is currently engaged in discussions with the staff of the SEC concerning its recommendation.

The staff of the National Association of Securities Dealers (“NASD”) had notified EIS that it has made a preliminary determination to recommend that disciplinary action be brought against EIS for certain violations of the NASD’s rules. The recommendation relates principally to allegations that EIS (i) arranged for fund portfolio trades to be directed to broker-dealers (including Wachovia Securities, LLC, an affiliate of EIS) that sold Evergreen fund shares during the period of January 2001 to December 2003 and (ii) provided non-cash compensation by sponsoring offsite meetings attended by Wachovia Securities, LLC brokers during that period. EIS is cooperating with the NASD staff in its review of these matters.

Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties or injunctions regarding Evergreen, restitution to mutual fund shareholders and/or other financial penalties and structural changes in the governance or management of Evergreen’s mutual fund business. Any penalties or restitution will be paid by Evergreen and not by the Evergreen funds.

In addition, the Evergreen funds and EIMC and certain of its affiliates are involved in various legal actions, including private litigation and class action lawsuits. EIMC does not expect that any of such legal actions currently pending or threatened will have a material adverse impact on the financial position or operations of any of the Evergreen funds or on EIMC’s ability to provide services to the Evergreen funds.

Although Evergreen believes that neither the foregoing investigations described above nor any pending or threatened legal actions will have a material adverse impact on the Evergreen funds, there can be no assurance that these matters and any publicity surrounding or resulting from them will not result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses, or that they will not have other adverse consequences on the Evergreen funds.

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

12. REORGANIZATION

At a regular meeting of the Board of Trustees held on May 13, 2006, the Trustees of the Fund approved a Plan of Reorganization (the “Plan”). Under the Plan, Evergreen Omega Fund, a series of Evergreen Equity Trust, will acquire the assets and assume the liabilities of the Fund in exchange for shares of Evergreen Omega Fund.

A special meeting of shareholders of the Fund will be held on August 21, 2006 to consider and vote on the Plan. On or about June 30, 2006, materials for this meeting will be mailed to shareholders of record on May 31, 2006.

TRUSTEES AND OFFICERS

TRUSTEES1

Charles A. Austin III	Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Director, The
Trustee	Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Former
DOB: 10/23/1934	Director, The Francis Ouimet Society; Former Trustee, Mentor Funds and Cash Resource
Term of office since: 1991	Trust; Former Investment Counselor, Appleton Partners, Inc. (investment advice); Former
Other directorships: None	Director, Executive Vice President and Treasurer, State Street Research & Management
Company (investment advice)

Shirley L. Fulton	Partner, Tin, Fulton, Greene & Owen, PLLC (law firm); Former Partner, Helms, Henderson
Trustee	& Fulton, P.A. (law firm); Retired Senior Resident Superior Court Judge, 26th Judicial
DOB: 1/10/1952	District, Charlotte, NC
Term of office since: 2004
Other directorships: None

K. Dun Gifford	Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee,
Trustee	Treasurer and Chairman of the Finance Committee, Cambridge College; Former Trustee,
DOB: 10/23/1938	Mentor Funds and Cash Resource Trust
Term of office since: 1974
Other directorships: None

Dr. Leroy Keith, Jr.	Partner, Stonington Partners, Inc. (private equity fund); Trustee, Phoenix Funds Family;
Trustee	Director, DiversapackCo.; Director, Obagi Medical Products Co.; Former Director, Lincoln
DOB: 2/14/1939	Educational Services; Former Trustee, Mentor Funds and Cash Resource Trust
Term of office since: 1983
Other directorships: Trustee,
The Phoenix Group of Mutual Funds

Gerald M. McDonnell	Manager of Commercial Operations, SMI Steel Co. – South Carolina (steel producer);
Trustee	Sales and Marketing Manager, Nucor Steel Company; Former Trustee, Mentor Funds and
DOB: 7/14/1939	Cash Resource Trust
Term of office since: 1988
Other directorships: None

William Walt Pettit	Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp.;
Trustee	Director, National Kidney Foundation of North Carolina, Inc.; Former Trustee, Mentor
DOB: 8/26/1955	Funds and Cash Resource Trust
Term of office since: 1984
Other directorships: None

David M. Richardson	President, Richardson, Runden LLC (executive recruitment business
Trustee	development/consulting company); Consultant, Kennedy Information, Inc. (executive
DOB: 9/19/1941	recruitment information and research company); Consultant, AESC (The Association of
Term of office since: 1982	Executive Search Consultants); Director, J&M Cumming Paper Co. (paper merchandising);
Other directorships: None	Former Trustee, NDI Technologies, LLP (communications); Former Trustee, Mentor Funds and Cash Resource rust

Dr. Russell A. Salton III	President/CEO, AccessOne MedCard; Former Medical Director, Healthcare Resource
Trustee	Associates, Inc.; Former Medical Director, U.S. Health Care/Aetna Health Services;
DOB: 6/2/1947	Former Trustee, Mentor Funds and Cash Resource Trust
Term of office since: 1984
Other directorships: None

TRUSTEES AND OFFICERS continued

Michael S. Scofield	Director and Chairman, Branded Media Corporation (multi-media branding company); Attorney,
Trustee	Law Offices of Michael S. Scofield; Former Trustee, Mentor Funds and Cash Resource Trust
DOB: 2/20/1943
Term of office since: 1984
Other directorships: None

Richard J. Shima	Independent Consultant; Trustee, Saint Joseph College (CT); Director, Hartford Hospital; Trustee,
Trustee	Greater Hartford YMCA; Former Director, Trust Company of CT; Former Director, Enhance
DOB: 8/11/1939	Financial Services, Inc.; Former Director, Old State House Association; Former Trustee, Mentor
Term of office since: 1993	Funds and Cash Resource Trust
Other directorships: None

Richard K. Wagoner, CFA[2]	Member and Former President, North Carolina Securities Traders Association; Member, Financial
Trustee	Analysts Society; Former Consultant to the Boards of Trustees of the Evergreen funds; Former
DOB: 12/12/1937	Trustee, Mentor Funds and Cash Resource Trust
Term of office since: 1999
Other directorships: None

OFFICERS
Dennis H. Ferro[3]	Principal occupations: President and Chief Executive Officer, Evergreen Investment Company,
President	Inc. and Executive Vice President, Wachovia Bank, N.A.; former Chief Investment Officer,
DOB: 6/20/1945	Evergreen Investment Company, Inc.
Term of office since: 2003

Jeremy DePalma[4]	Principal occupations: Vice President, Evergreen Investment Services, Inc.; Former Assistant
Treasurer	Vice President, Evergreen Investment Services, Inc.
DOB: 2/5/1974
Term of office since: 2005

Michael H. Koonce[4]	Principal occupations: Senior Vice President and General Counsel, Evergreen Investment
Secretary	Services, Inc.; Senior Vice President and Assistant General Counsel, Wachovia Corporation
DOB: 4/20/1960
Term of office since: 2000

James Angelos[4]	Principal occupations: Chief Compliance Officer and Senior Vice President, Evergreen Funds;
Chief Compliance Officer	Former Director of Compliance, Evergreen Investment Services, Inc.
DOB: 9/2/1947
Term of office since: 2004

1 Each Trustee serves until a successor is duly elected or qualified or until his/her death, resignation, retirement or removal from office. Each Trustee oversees 92 Evergreen funds. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, NC 28202.

2 Mr. Wagoner is an “interested person” of the Fund because of his ownership of shares in Wachovia Corporation, the parent to the Fund’s investment advisor.

3 The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

4 The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

566372 rv3 5/2006